Exhibit 10.32.1

                 FIRST AMENDMENT TO BANKCARD MARKETING AGREEMENT

         THIS FIRST AMENDMENT TO BANKCARD MARKETING AGREEMENT is made this 15th day of March, 2002, by and between Plains Commerce Bank f/k/a/ Bank of Hoven, a South Dakota state bank (the "Bank") and The Credit Store, Inc., a Delaware corporation (the "Purchaser").

         WHEREAS, the parties entered into a Bankcard Marketing Agreement dated February 9, 1999; and

         WHEREAS, the parties desire to amend Section 4.2 of the Bankcard Marketing Agreement relating to termination;

         NOW, THEREFORE, it is hereby agreed as follows:

         1. A new Subsection 4.2 (c) shall be added to Section 4.2 as follows: "(c) If an Event of Default occurs under the Revolving Credit Agreement dated March 15, 2002, between Bank and Purchaser, as amended, the Bank may terminate this Agreement immediately."

         2. In all other respects the Bankcard Marketing Agreement is confirmed and ratified.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the year and date first above written.

                                          PLAINS COMMERCE BANK
                                          F/K/A BANK OF HOVEN

                                          By:    /s/ Stephen Hageman
                                                 -------------------
                                                     Stephen Hageman
                                          Title:     President/CEO

                                          THE CREDIT STORE, INC.

                                          By:    /s/ Michael J. Philippe
                                                 -----------------------
                                                     Michael J. Philippe
                                          Title:     Chief Financial Officer